                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.2

                       ANNUITY & LIFE RE (HOLDINGS), LTD.
           QUARTERLY STATEMENT OF NET INCOME AND OTHER FINANCIAL DATA



                                                 6/30/2003              3/31/2003            12/31/2002            9/30/2002
                                                 ---------              ---------            ----------            ---------
REVENUES
Net Premiums                                   $  58,563,721         $  61,365,914         $  89,090,406         $  84,934,401
Investment Income                                  5,734,738             8,158,689            20,055,130            31,127,396
Realized gains(losses)                             4,896,176             1,663,868             8,935,951             9,297,351
Net Change in FV of ED's                          (1,717,537)           13,754,859            (7,591,580)          (13,277,823)
Other                                              3,002,778             1,390,247             2,549,743             3,549,362
                                               -------------         -------------         -------------         -------------
Total Revenues                                    70,479,876            86,333,577           113,039,650           115,630,687
                                               -------------         -------------         -------------         -------------
BENEFITS AND EXPENSES
Claims and Benefits                               84,425,206            75,089,440           127,768,226            91,381,831
Annuity Interest                                   4,217,542             4,871,759            14,154,754            18,345,349
Policy Acquisition &
    Insurance costs                               44,631,210            52,501,064            52,177,650            17,492,342
Financing Costs                                           --                    --             6,867,795             3,731,580
Operating Expenses                                 5,922,358             6,346,130            11,951,126             3,826,602
                                               -------------         -------------         -------------         -------------
Total Benefits and Expenses                      139,196,316           138,808,393           212,919,551           134,777,704
Cumulative Effect                                         --                    --                    --                    --
                                               -------------         -------------         -------------         -------------
NET (LOSS) INCOME                              $ (68,716,440)        $ (52,474,816)        $ (99,879,901)        $ (19,147,017)
                                               =============         =============         =============         =============
ADJUSTMENTS TO NET INCOME TO GET
  TO OPERATING INCOME, EXCLUDING
  TRANSAMERICA
Realized Gains & Losses                            4,896,176             1,663,868             8,935,951             9,297,351
Net Change in FV of ED's (3)                      (1,717,537)           13,754,859            (7,591,580)          (13,277,823)
Change in DAC Amort from ED's                             --            (6,953,904)              981,124             5,790,244
Transamerica                                        (102,918)              883,041            (2,799,031)                2,000
                                               -------------         -------------         -------------         -------------
OPERATING (LOSS) INCOME, X-TA                  $ (71,792,162)        $ (61,822,680)        $ (99,406,365)        $ (20,958,789)
                                               =============         =============         =============         =============
NET (LOSS) INCOME PER SHARE
Basic
  Shares                                          25,841,057            25,796,195            25,755,411            25,733,141
  Earnings                                     $       (2.66)        $       (2.03)        $       (3.88)        $       (0.74)
Diluted
  Shares                                          26,324,716            26,325,845            26,089,620            26,100,766
  Earnings                                     $       (2.66)        $       (2.03)        $       (3.88)        $       (0.74)
OPERATING (LOSS) INCOME, PER
   FULLY DILUTED SHARE X-TA (2)                $       (2.73)        $       (2.35)        $       (3.81)        $       (0.80)
LIFE INSURANCE IN FORCE
   Face Amount (000's)                         $  60,397,300         $  68,989,300         $ 117,511,100         $ 150,948,700
   Premium                                     $ 156,300,000         $ 261,541,595         $ 261,541,595         $ 325,350,000
ANNUITY DEPOSITS (000's)                       $     815,685         $     998,609         $   1,443,143         $   1,464,668
EXPENSE RATIO AS A % OF REVENUE,
  X-CHANGE IN FV OF EMBEDDED
  DERIVATIVES
  Current Quarter                                       8.20%                 8.74%                 9.91%                 2.97%
  YTD                                                   5.56%                 5.21%                 4.68%                 2.94%
BOOK VALUE PER SHARE (1)                       $        5.52         $        8.23         $       10.28         $       14.73



                                                 6/30/2002            3/31/2002                12/31/01             9/30/01
                                                 ---------            ---------                --------             -------
REVENUES

Net Premiums                                   $  92,065,743         $  78,006,891         $  69,837,478         $  66,813,664
Investment Income                                 26,366,669            24,589,790            24,194,090            24,239,602
Realized gains(losses)                             1,837,672              (321,708)             (195,145)            1,078,933
Net Change in FV of ED's                          (6,566,805)            1,590,098             8,596,369            (5,265,396)
Other                                              6,161,207             3,896,125             5,228,601             5,512,939
                                               -------------         -------------         -------------         -------------
Total Revenues                                   119,864,486           107,761,196           107,661,393            92,379,742
                                               -------------         -------------         -------------         -------------
BENEFITS AND EXPENSES
Claims and Benefits                               74,443,139            58,815,606            54,325,087            74,873,807
Annuity Interest                                  20,948,167            17,922,346            18,768,251            14,401,290
Policy Acquisition &
    Insurance costs                               40,571,869            15,636,118            31,359,643            43,306,421
Financing Costs                                    1,053,037             1,295,704             1,200,000                    --
Operating Expenses                                 3,142,272             3,657,792             3,719,608             2,478,698
                                               -------------         -------------         -------------         -------------
Total Benefits and Expenses                      140,158,484            97,327,566           109,372,589           135,060,216
Cumulative Effect                                         --                    --                    --                    --
                                               -------------         -------------         -------------         -------------
NET (LOSS) INCOME                              $ (20,293,998)        $  10,433,630         $  (1,711,196)        $ (42,680,474)
                                               =============         =============         =============         =============
ADJUSTMENTS TO NET INCOME TO GET
  TO OPERATING INCOME, EXCLUDING
  TRANSAMERICA
Realized Gains & Losses                            1,837,672              (321,708)             (195,145)            1,078,933
Net Change in FV of ED's (3)                      (6,566,805)            1,590,098             8,596,369            (5,265,396)
Change in DAC Amort from ED's                        903,739               598,981            (2,730,908)              269,009
Transamerica                                     (24,123,300)               (2,300)          (15,778,360)          (22,024,398)
                                               -------------         -------------         -------------         -------------
OPERATING (LOSS) INCOME, X-TA                  $   7,654,696         $   8,568,559         $   8,396,848         $ (16,738,622)
                                               =============         =============         =============         =============
NET (LOSS) INCOME PER SHARE
Basic
  Shares                                          25,722,016            25,705,328            25,695,578            25,683,328
  Earnings                                     $       (0.79)        $        0.41         $       (0.07)        $       (1.66)
Diluted
  Shares                                          26,755,190            26,968,835            27,813,418            28,534,245
  Earnings                                     $       (0.79)        $        0.39         $       (0.07)        $       (1.66)
OPERATING (LOSS) INCOME, PER
   FULLY DILUTED SHARE X-TA (2)                $        0.29         $        0.32         $        0.30         $       (0.59)
LIFE INSURANCE IN FORCE
   Face Amount (000's)                         $ 137,182,089         $ 129,238,000         $ 117,400,000         $ 104,000,000
   Premium                                     $ 333,800,000         $ 310,400,000         $ 240,100,000         $ 227,000,000
ANNUITY DEPOSITS (000S)                        $   1,464,394         $   1,503,144         $   1,516,796         $   1,629,042
EXPENSE RATIO AS A % OF REVENUE,
    X-CHANGE IN FV OF EMBEDDED
    DERIVATIVES
  Current Quarter                                       2.49%                 3.45%                 3.75%                 2.54%
  YTD                                                   2.92%                 3.45%                 3.19%                 2.97%
BOOK VALUE PER SHARE (1)                       $       15.21         $       15.78         $       15.65         $       15.91


                                                  6/30/01             3/31/01                12/31/00               9/30/00
                                                 ---------           ---------              ----------             ---------

REVENUES

Net Premiums                                   $  61,628,943         $  53,513,153         $  49,901,622         $  44,588,022
Investment Income                                 19,605,194            23,089,810            60,286,132            23,745,266
Realized gains(losses)                               320,629                25,621            (1,133,867)             (702,549)
Net Change in FV of ED's                           1,846,981              (148,927)                   --                    --
Other                                              4,644,690             3,133,471             1,829,461             1,689,451
                                               -------------         -------------         -------------         -------------
Total Revenues                                    88,046,437            79,613,128           110,883,348            69,320,190
                                               -------------         -------------         -------------         -------------
BENEFITS AND EXPENSES
Claims and Benefits                               45,201,447            41,624,668            33,913,597            36,040,180
Annuity Interest                                   7,797,407             8,291,470            43,692,693             5,322,440
Policy Acquisition &
    Insurance costs                               26,889,334            25,025,150            16,286,966            14,922,217
Financing Costs                                           --                    --                    --                    --
Operating Expenses                                 2,689,045             2,665,070             3,926,303             2,328,514
                                               -------------         -------------         -------------         -------------
Total Benefits and Expenses                       82,577,233            77,606,358            97,819,559            58,613,351
Cumulative Effect                                         --            (3,665,735)                   --                    --
                                               -------------         -------------         -------------         -------------
NET (LOSS) INCOME                              $   5,469,204         $  (1,658,965)        $  13,063,789         $  10,706,839
                                               =============         =============         =============         =============
ADJUSTMENTS TO NET INCOME TO GET
  TO OPERATING INCOME, EXCLUDING
  TRANSAMERICA
Realized Gains & Losses                              320,629                25,621            (1,133,867)             (702,549)
Net Change in FV of ED's (3)                       1,846,981            (3,814,662)                   --                    --
Change in DAC Amort from ED's                        257,264               884,451                    --                    --
Transamerica                                      (7,222,726)           (7,020,468)            2,842,156             4,120,238
                                               -------------         -------------         -------------         -------------
OPERATING (LOSS) INCOME, X-TA                  $  10,267,056         $   8,266,093         $  11,355,500         $   7,289,150
                                               =============         =============         =============         =============
NET (LOSS) INCOME PER SHARE
Basic
  Shares                                          25,591,746            25,501,331            25,499,999            25,499,999
  Earnings                                     $        0.21         $       (0.07)        $        0.51         $        0.42
Diluted
  Shares                                          28,211,313            27,960,971            27,676,641            27,419,525
  Earnings                                     $        0.19         $       (0.07)        $        0.47         $        0.39
OPERATING (LOSS) INCOME, PER
   FULLY DILUTED SHARE X-TA (2)                $        0.36         $        0.30         $        0.41         $        0.27
LIFE INSURANCE IN FORCE
   Face Amount (000's)                         $  91,105,000         $  83,205,000         $  77,016,000         $  61,419,000
   Premium                                     $ 203,600,000         $ 184,900,000         $ 159,000,000         $ 140,600,000
ANNUITY DEPOSITS (000's)                       $   1,550,816         $   1,553,352         $   1,595,129         $   1,480,004
EXPENSE RATIO AS A % OF REVENUE,
  X-CHANGE IN FV OF EMBEDDED
  DERIVATIVES
  Current Quarter                                       3.12%                 3.34%                 3.54%                 3.36%
  YTD                                                   3.23%                 3.34%                 3.39%                 3.30%
BOOK VALUE PER SHARE (1)                       $       17.36         $       17.33         $       17.13         $       16.43



                                                   6/30/00              3/31/00                12/31/99               9/30/99
                                                  ---------            ---------              ----------             ---------
REVENUES

Net Premiums                                   $  37,684,372         $  36,230,006         $  43,114,344         $ 21,101,366
Investment Income                                 25,819,232            26,797,697            26,724,547           19,528,879
Realized gains(losses)                            (2,417,880)             (562,825)             (597,464)            (793,008)
Net Change in FV of ED's                                  --                    --                    --                   --
Other                                              1,589,357             1,807,601             1,575,505            1,250,961
                                               -------------         -------------         -------------         ------------
Total Revenues                                    62,675,081            64,272,479            70,816,932           41,088,198
                                               -------------         -------------         -------------         ------------
BENEFITS AND EXPENSES
Claims and Benefits                               29,898,304            32,958,111            31,447,754           17,232,038
Annuity Interest                                   8,063,576             8,763,595             9,724,666            4,762,521
Policy Acquisition &
    Insurance costs                               14,919,657            12,856,683            16,751,414            9,052,163
Financing Costs                                           --                    --                    --                   --
Operating Expenses                                 2,165,313             1,991,214             3,133,536            1,326,416
                                               -------------         -------------         -------------         ------------
Total Benefits and Expenses                       55,046,850            56,569,603            61,057,370           32,373,138
Cumulative Effect                                         --                    --                    --                   --
                                               -------------         -------------         -------------         ------------
NET (LOSS) INCOME                              $   7,628,231         $   7,702,876         $   9,759,562         $  8,715,060
                                               =============         =============         =============         ============
ADJUSTMENTS TO NET INCOME TO GET
  TO OPERATING INCOME, EXCLUDING
  TRANSAMERICA
Realized Gains & Losses                           (2,417,880)             (562,825)             (597,464)            (793,008)
Net Change in FV of ED's (3)                              --                    --                    --                   --
Change in DAC Amort from ED's                             --                    --                    --                   --
Transamerica                                       4,011,938             4,008,208             3,446,911            3,429,323
                                               -------------         -------------         -------------         ------------
OPERATING (LOSS) INCOME, X-TA                  $   6,034,173         $   4,257,493         $   6,910,115         $  6,078,745
                                               =============         =============         =============         ============
NET (LOSS) INCOME PER SHARE
Basic
  Shares                                          25,499,999            25,499,999            25,499,999           25,499,999
  Earnings                                     $        0.30         $        0.30         $        0.38         $       0.34
Diluted
  Shares                                          27,311,063            27,443,307            27,369,033           27,218,541
  Earnings                                     $        0.28         $        0.28         $        0.36         $       0.32
OPERATING (LOSS) INCOME, PER
   FULLY DILUTED SHARE X-TA (2)                $        0.22         $        0.16         $        0.25         $       0.22
LIFE INSURANCE IN FORCE
   Face Amount (000's)                         $  55,467,000         $  52,654,000         $  45,407,000         $ 36,558,000
   Premium                                     $ 136,700,000         $ 131,200,000         $ 110,000,000         $ 79,200,000
ANNUITY DEPOSITS (000's)                       $   1,569,619         $   1,651,256         $   1,603,383         $  1,625,983
EXPENSE RATIO AS A % OF REVENUE,
  X-CHANGE IN FV OF EMBEDDED
  DERIVATIVES
  Current Quarter                                       3.45%                 3.10%                 4.42%                3.23%
  YTD                                                   3.27%                 3.10%                 4.09%                3.89%
BOOK VALUE PER SHARE (1)                       $       16.02         $       15.64         $       15.37         $      15.18




                                          6/30/99             3/31/99           12/31/98            9/30/98            6/30/98
                                          -------             -------           --------            -------            -------
REVENUES

Net Premiums                           $ 18,372,285         $18,247,102        $17,878,140        $10,065,750                 --
Investment Income                        20,677,325          18,159,060         14,464,369          5,366,566          4,299,615
Realized gains(losses)                     (157,755)            263,458          1,505,617          1,018,990            148,674
Net Change in FV of ED's                         --                  --                 --                 --                 --
Other                                       149,262             239,701            311,243                 --                 --
                                       ------------         -----------        -----------        -----------        -----------
Total Revenues                           39,041,117          36,909,321         34,159,369         16,451,306          4,448,289
                                       ------------         -----------        -----------        -----------        -----------
BENEFITS AND EXPENSES
Claims and Benefits                      15,507,499          15,765,869         14,897,615          8,399,500                 --
Annuity Interest                          3,948,668           3,876,829          1,989,000                 --                 --
Policy Acquisition &
    Insurance costs                       8,991,772           7,405,339          6,341,697            200,175                 --
Financing Costs                                  --                  --                 --                 --                 --
Operating Expenses                        1,846,935           1,378,915          1,705,631          1,191,465            873,278
                                       ------------         -----------        -----------        -----------        -----------
Total Benefits and Expenses              30,294,874          28,426,952         24,933,943          9,791,140            873,278
Cumulative Effect                                --                  --                 --                 --                 --
                                       ------------         -----------        -----------        -----------        -----------
NET (LOSS) INCOME                      $  8,746,243         $ 8,482,369        $ 9,225,426        $ 6,660,166        $ 3,575,011
                                       ============         ===========        ===========        ===========        ===========
ADJUSTMENTS TO NET INCOME TO GET
  TO OPERATING INCOME, EXCLUDING
  TRANSAMERICA
Realized Gains & Losses                    (157,755)            263,458          1,505,617          1,018,990            148,674
Net Change in FV of ED's (3)                     --                  --                 --                 --                 --
Change in DAC Amort from ED's                    --                  --                 --                 --                 --
Transamerica                              4,062,300           2,653,060          2,242,565                 --                 --
                                       ------------         -----------        -----------        -----------        -----------
OPERATING (LOSS) INCOME, X-TA          $  4,841,698         $ 5,565,851        $ 5,477,244        $ 5,641,176        $ 3,426,337
                                       ============         ===========        ===========        ===========        ===========
NET (LOSS) INCOME PER SHARE
Basic
  Shares                                 25,499,999          25,499,999         25,499,999         25,499,999         21,016,483
  Earnings                             $       0.34         $      0.33        $      0.36        $      0.26        $      0.17
Diluted
  Shares                                 27,114,771          27,181,315         27,373,430         26,629,834         22,405,132
  Earnings                             $       0.32         $      0.31        $      0.34        $      0.25        $      0.16
OPERATING (LOSS) INCOME, PER
   FULLY DILUTED SHARE X-TA (2)        $       0.18         $      0.20        $      0.20        $      0.21        $      0.15
LIFE INSURANCE IN FORCE
   Face Amount (000's)                 $ 31,229,000         $29,960,000        $22,538,000        $15,000,000                 --
   Premium                             $ 73,700,000         $73,000,000        $54,900,000        $40,000,000                 --
ANNUITY DEPOSITS (000's)               $  1,607,049         $ 1,510,639        $ 1,283,676        $ 1,057,702                 --
EXPENSE RATIO AS A % OF REVENUE,
   X-CHANGE IN FV OF EMBEDDED
   DERIVATIVES
  Current Quarter                              4.73%               3.74%              4.99%              7.24%             19.63%
  YTD                                          4.25%               3.74%              6.85%              9.88%             19.63%
BOOK VALUE PER SHARE (1)               $      14.95         $     14.88        $     14.72        $     14.55        $     14.03

(1)   Computed as reported BV divided by outstanding shares.

(2)   Utilizes fully diluted shares even if they are anti-dilutive.

(3)   Includes cumulative effect of a change in accounting principle.

                               ANNUITY & LIFE RE
         SEGMENT PERFORMANCE INFORMATION, RESTATED FOR FAS 133 AND LMIG

                                                                                 DECEMBER 31, 2000
                                                -----------------------------------------------------------------------------------
LIFE REINSURANCE                                FIRST QUARTER          SECOND QUARTER         THIRD QUARTER          FOURTH QUARTER
----------------                                -------------          --------------         -------------          --------------
Life premiums ...............................       34,690,006             36,324,372             42,548,022             47,875,622
Net investment income .......................        1,466,942              1,605,164              1,498,751              1,467,938
                                                --------------         --------------         --------------         --------------
Total Revenues ..............................       36,156,948             37,929,536             44,046,773             49,343,560
                                                --------------         --------------         --------------         --------------

Benefits ....................................       32,038,096             28,971,653             35,454,847             32,796,883
Expenses ....................................        2,424,402              4,860,553              4,196,248              7,764,144
Financing costs .............................             --                     --                     --                     --
                                                --------------         --------------         --------------         --------------
Total Expenses ..............................       34,462,497             33,832,206             39,651,095             40,561,027
                                                --------------         --------------         --------------         --------------

Life Segment Income (Loss) ..................        1,694,451              4,097,330              4,395,678              8,782,533
                                                ==============         ==============         ==============         ==============

Invested assets .............................       93,223,039             92,321,040             85,898,474             98,719,458
                                                --------------         --------------         --------------         --------------

Total Assets ................................      132,550,727            241,491,920            269,145,189            291,657,595
                                                ==============         ==============         ==============         ==============

Policyholder benefit liabilities ............       45,067,769            151,407,586            168,560,545            172,096,303
                                                --------------         --------------         --------------         --------------

Total Liabilities ...........................       51,835,227            157,470,420            179,023,689            179,720,125
                                                ==============         ==============         ==============         ==============

Shareholders equity .........................       80,715,500             84,021,500             90,121,500            111,937,470
                                                ==============         ==============         ==============         ==============

Segment Return on Equity - Annualized .......              9.0%                  19.9%                  20.2%                  34.8%
                                                ==============         ==============         ==============         ==============

ROR .........................................              4.7%                  10.8%                  10.0%                  17.8%
                                                ==============         ==============         ==============         ==============

ANNUITY REINSURANCE

Annuity premiums and fees ...................        3,347,601              2,949,357              3,729,451              3,855,461
Net investment income .......................       21,241,480             19,889,025             17,917,534             54,736,268
                                                --------------         --------------         --------------         --------------
Total Revenues ..............................       24,589,081             22,838,382             21,646,985             58,591,729
                                                --------------         --------------         --------------         --------------

Annuity Benefits ............................        9,683,610              8,990,227              5,907,773             44,809,407
Expenses ....................................       11,176,398             10,884,127             11,616,811             10,125,081
                                                --------------         --------------         --------------         --------------
Total Expenses ..............................       20,860,009             19,874,355             17,524,584             54,934,488
                                                --------------         --------------         --------------         --------------

Annuity Segment Income (Loss), before
          cumulative effect of FAS 133 ......        3,729,072              2,964,027              4,122,401              3,657,241
Cumulative effect of FAS 133 ................             --                     --                     --                     --
                                                --------------         --------------         --------------         --------------

Annuity Segment Income (Loss) ...............        3,729,072              2,964,027              4,122,401              3,657,241
                                                ==============         ==============         ==============         ==============

Invested assets .............................    1,549,411,492          1,484,681,045          1,403,461,868          1,499,613,767
                                                --------------         --------------         --------------         --------------

Total Assets ................................    1,724,828,149          1,643,051,707          1,555,032,266          1,675,647,751
                                                ==============         ==============         ==============         ==============

Interest sensitive contract liabilities .....    1,652,943,649          1,571,873,207          1,482,253,766          1,597,985,221
                                                --------------         --------------         --------------         --------------

Total Liabilities ...........................    1,652,943,649          1,571,873,207          1,482,253,766          1,597,985,221
                                                ==============         ==============         ==============         ==============

Shareholders equity .........................       71,884,500             71,178,500             72,778,500             77,662,530
                                                ==============         ==============         ==============         ==============

Segment Return on Equity - Annualized .......             20.6%                  16.6%                  22.9%                  19.4%
                                                ==============         ==============         ==============         ==============

Seg inc/Ave. Policyholder Liab - Annualized .              0.9%                   0.7%                   1.1%                   0.9%
                                                ==============         ==============         ==============         ==============


                                                                                 DECEMBER 31, 2001
                                                -----------------------------------------------------------------------------------
LIFE REINSURANCE                                FIRST QUARTER          SECOND QUARTER           THIRD QUARTER        FOURTH QUARTER
----------------                                -------------          --------------           -------------        --------------
Life premiums ...............................      51,003,153              59,308,943              63,923,667            67,542,477
Net investment income .......................       1,399,958               1,704,157               2,027,692             2,877,741
                                               --------------          --------------          --------------        --------------
Total Revenues ..............................      52,403,111              61,013,100              65,951,358            70,420,219
                                               --------------          --------------          --------------        --------------

Benefits ....................................      40,361,817              44,033,754              73,371,548            53,154,853
Expenses ....................................       7,907,171               9,602,197              13,004,348             9,421,985
Financing costs .............................            --                      --                      --               1,200,000
                                               --------------          --------------          --------------        --------------
Total Expenses ..............................      48,268,988              53,635,950              86,375,896            63,776,839
                                               --------------          --------------          --------------        --------------

Life Segment Income (Loss) ..................       4,134,123               7,377,149             (20,424,537)            6,643,380
                                               ==============          ==============          ==============        ==============

Invested assets .............................      98,053,528             126,400,607             151,311,682           264,434,485
                                               --------------          --------------          --------------        --------------

Total Assets ................................     304,343,877             333,362,942             401,683,367           538,181,649
                                               ==============          ==============          ==============        ==============

Policyholder benefit liabilities ............     176,221,387             187,984,169             212,609,621           221,145,594
                                               --------------          --------------          --------------        --------------

Total Liabilities ...........................     184,226,407             203,710,642             255,380,367           375,485,898
                                               ==============          ==============          ==============        ==============

Shareholders equity .........................     120,117,470             129,652,300             146,303,000           162,695,751
                                               ==============          ==============          ==============        ==============

Segment Return on Equity - Annualized .......            14.3%                   23.6%                 -59.2%                  17.2%
                                               ==============          ==============          ==============        ==============

ROR .........................................             7.9%                   12.1%                 -31.0%                   9.4%
                                               ==============          ==============          ==============        ==============

ANNUITY REINSURANCE

Annuity premiums and fees ...................       5,643,471               6,964,689               8,402,936             7,523,602
Net investment income .......................      17,894,195              15,797,730              13,622,109            27,321,433
                                               --------------          --------------          --------------        --------------
Total Revenues ..............................      23,537,665              22,762,419              22,025,045            34,845,035
                                               --------------          --------------          --------------        --------------

Annuity Benefits ............................       9,554,321               8,965,100              15,903,549            19,938,485
Expenses ....................................      18,265,791              18,463,065              31,507,297            24,055,706
                                               --------------          --------------          --------------        --------------
Total Expenses ..............................      27,820,111              27,428,166              47,410,846            43,994,191
                                               --------------          --------------          --------------        --------------

Annuity Segment Income (Loss), before
      cumulative effect of FAS 133 ..........      (4,282,446)             (4,665,746)            (25,385,802)           (9,149,155)
Cumulative effect of FAS 133 ................      (3,665,735)                     --                      --                    --
                                               --------------          --------------          --------------        --------------

Annuity Segment Income (Loss) ...............      (7,948,181)             (4,665,746)            (25,385,802)           (9,149,155)
                                               ==============          ==============          ==============        ==============

Invested assets .............................   1,458,736,475           1,456,392,079           1,562,593,817         1,492,722,891
                                               --------------          --------------          --------------        --------------

Total Assets ................................   1,632,014,571           1,630,980,947           1,713,508,054         1,602,020,485
                                               ==============          ==============          ==============        ==============

Interest sensitive contract liabilities .....   1,556,532,041           1,553,833,247           1,631,111,054         1,520,316,236
                                               --------------          --------------          --------------        --------------

Total Liabilities ...........................   1,556,532,041           1,553,833,247           1,631,111,054         1,520,316,236
                                               ==============          ==============          ==============        ==============

Shareholders equity .........................      75,482,530              77,147,700              82,397,000            81,704,249
                                               ==============          ==============          ==============        ==============

Segment Return on Equity - Annualized .......           -22.4%                  -24.5%                 -127.3%                -44.6%
                                               ==============          ==============          ==============        ==============

Seg inc/Ave. Policyholder Liab - Annualized .            -1.1%                   -1.2%                   -6.4%                 -2.3%
                                               ==============          ==============          ==============        ==============


                                                                               DECEMBER 31, 2002
                                               -----------------------------------------------------------------------------------
LIFE REINSURANCE                               FIRST QUARTER          SECOND QUARTER          THIRD QUARTER         FOURTH QUARTER
----------------                               -------------          --------------          -------------         --------------
Life premiums ..............................      75,163,415             89,431,564              82,304,042             86,281,988
Net investment income ......................       3,982,629              5,033,613               4,404,125              5,581,802
                                              --------------         --------------          --------------         --------------
Total Revenues .............................      79,146,044             94,465,177              86,708,167             91,863,790
                                              --------------         --------------          --------------         --------------

Benefits ...................................      57,176,440             71,565,974              77,925,339            111,461,759
Expenses ...................................      13,447,202             15,280,408              14,990,085             44,569,012
Financing costs ............................       1,295,704              1,053,037               3,731,580              6,867,794
                                              --------------         --------------          --------------         --------------
Total Expenses .............................      71,919,346             87,899,418              96,647,003            162,898,564
                                              --------------         --------------          --------------         --------------

Life Segment Income (Loss) .................       7,226,698              6,565,759              (9,938,836)           (71,034,773)
                                              ==============         ==============          ==============         ==============

Invested assets ............................     275,563,872            302,098,565             340,711,970            303,207,491
                                              --------------         --------------          --------------         --------------

Total Assets ...............................     566,428,888            605,018,193             657,422,016            528,577,026
                                              ==============         ==============          ==============         ==============

Policyholder benefit liabilities ...........     234,131,629            254,695,355             280,915,909            269,619,809
                                              --------------         --------------          --------------         --------------

Total Liabilities ..........................     388,658,888            419,318,193             452,822,016            322,877,026
                                              ==============         ==============          ==============         ==============

Shareholders equity ........................     177,770,000            185,700,000             204,600,000            205,700,000
                                              ==============         ==============          ==============         ==============

Segment Return on Equity - Annualized ......            17.0%                  14.5%                  -20.4%                -138.5%
                                              ==============         ==============          ==============         ==============

ROR ........................................             9.1%                   7.0%                  -11.5%                 -77.3%
                                              ==============         ==============          ==============         ==============

ANNUITY REINSURANCE

Annuity premiums and fees ..................       6,739,601              8,795,385               6,179,721              5,358,161
Net investment income ......................      20,176,153             12,599,964              12,355,845              6,222,901
                                              --------------         --------------          --------------         --------------
Total Revenues .............................      26,915,754             21,395,350              18,535,566             11,581,062
                                              --------------         --------------          --------------         --------------

Annuity Benefits ...........................      19,561,512             23,825,333              31,801,841             30,461,221
Expenses ...................................       4,417,842             27,307,389               4,987,368             14,311,626
                                              --------------         --------------          --------------         --------------
Total Expenses .............................      23,979,353             51,132,722              36,789,209             44,772,847
                                              --------------         --------------          --------------         --------------

Annuity Segment Income (Loss), before
      cumulative effect of FAS 133 .........       2,936,401            (29,737,373)            (18,253,643)           (33,191,785)
Cumulative effect of FAS 133 ...............            --                     --                      --                     --
                                              --------------         --------------          --------------         --------------

Annuity Segment Income (Loss) ..............       2,936,401            (29,737,373)            (18,253,643)           (33,191,785)
                                              ==============         ==============          ==============         ==============

Invested assets ............................   1,483,747,426          1,471,125,940           1,462,326,418          1,446,104,341
                                              --------------         --------------          --------------         --------------

Total Assets ...............................   1,588,375,551          1,553,294,479           1,549,867,709          1,527,343,080
                                              ==============         ==============          ==============         ==============

Interest sensitive contract liabilities ....   1,505,945,551          1,467,194,479           1,464,667,709          1,443,143,080
                                              --------------         --------------          --------------         --------------

Total Liabilities ..........................   1,505,945,551          1,467,194,479           1,464,667,709          1,443,143,080
                                              ==============         ==============          ==============         ==============

Shareholders equity ........................      82,430,000             86,100,000              85,200,000             84,200,000
                                              ==============         ==============          ==============         ==============

Segment Return on Equity - Annualized ......            14.3%                -141.2%                  -85.2%                -156.7%
                                              ==============         ==============          ==============         ==============

Seg inc/Ave. Policyholder Liab - Annualized              0.8%                  -8.0%                   -5.0%                  -9.1%
                                              ==============         ==============          ==============         ==============



                                                                                        DECEMBER 31, 2003
                                                            -----------------------------------------------------------------------
LIFE REINSURANCE                                            FIRST QUARTER         SECOND QUARTER     THIRD QUARTER   FOURTH QUARTER
----------------                                            -------------         --------------     -------------   --------------

Life premiums .....................................            58,575,661             56,053,471
Net investment income .............................             1,594,325              1,453,958
                                                           --------------         --------------     --------------   --------------
Total Revenues ....................................            60,169,987             57,507,429
                                                           --------------         --------------     --------------   --------------

Benefits ..........................................            68,573,550             58,156,608
Expenses ..........................................            36,742,604             38,689,150
Financing costs ...................................                  --                     --
                                                           --------------         --------------     --------------   --------------
Total Expenses ....................................           105,316,155             96,845,758
                                                           --------------         --------------     --------------   --------------

Life Segment Income (Loss) ........................           (45,146,168)           (39,338,329)
                                                           ==============         ==============     ==============   ==============

Invested assets ...................................           256,932,453            242,567,939
                                                           --------------         --------------     --------------   --------------

Total Assets ......................................           446,513,145            396,766,778
                                                           ==============         ==============     ==============   ==============

Policyholder benefit liabilities ..................           256,908,708            235,720,387
                                                           --------------         --------------     --------------   --------------

Total Liabilities .................................           346,213,145            306,766,778
                                                           ==============         ==============     ==============   ==============

Shareholders equity ...............................           100,300,000             90,000,000
                                                           ==============         ==============     ==============   ==============

Segment Return on Equity - Annualized .............                -139.2%                -165.4%
                                                           ==============         ==============     ==============   ==============

ROR ...............................................                 -75.0%                 -68.4%
                                                           ==============         ==============     ==============   ==============

ANNUITY REINSURANCE

Annuity premiums and fees .........................             4,180,500              5,513,028
Net investment income .............................            19,922,631              2,253,771
                                                           --------------         --------------     --------------   --------------
Total Revenues ....................................            24,103,131              7,766,799
                                                           --------------         --------------     --------------   --------------

Annuity Benefits ..................................            11,387,649             30,486,140
Expenses ..........................................            20,585,958             10,344,598
                                                           --------------         --------------     --------------   --------------
Total Expenses ....................................            31,973,607             40,830,738
                                                           --------------         --------------     --------------   --------------

Annuity Segment Income (Loss), before
                     cumulative effect of FAS 133 .            (7,870,476)           (33,063,939)
Cumulative effect of FAS 133 ......................                    --                     --
                                                           --------------         --------------     --------------   --------------

Annuity Segment Income (Loss) .....................            (7,870,476)           (33,063,939)
                                                           ==============         ==============     ==============   ==============

Invested assets ...................................           984,719,779            798,170,410
                                                           --------------         --------------     --------------   --------------

Total Assets ......................................         1,043,908,700            849,885,167
                                                           ==============         ==============     ==============   ==============

Interest sensitive contract liabilities ...........           998,608,700            815,685,167
                                                           --------------         --------------     --------------   --------------

Total Liabilities .................................           998,608,700            815,685,167
                                                           ==============         ==============     ==============   ==============

Shareholders equity ...............................            45,300,000             34,200,000
                                                           ==============         ==============     ==============   ==============

Segment Return on Equity - Annualized .............                 -57.7%                -332.7%
                                                           ==============         ==============     ==============   ==============

Seg inc/Ave. Policyholder Liab - Annualized .......                  -2.6%                 -11.7%
                                                           ==============         ==============     ==============   ==============

                              ANNUITY & LIFE RE
                        SEGMENT PERFORMANCE INFORMATION

                                                                            DECEMBER 31, 2000
                                            ----------------------------------------------------------------------------------
                                            FIRST QUARTER         SECOND QUARTER         THIRD QUARTER          FOURTH QUARTER
                                            -------------         --------------         -------------          --------------
CORPORATE

Net investment income, including realized
     capital gains and (losses) .........        3,526,450              1,907,163              3,626,432              2,948,059
Expenses ................................        1,247,097              1,340,290              1,437,672              2,324,044
                                            --------------         --------------         --------------         --------------

Net income ..............................        2,279,353                566,874              2,188,761                624,015
                                            ==============         ==============         ==============         ==============

Invested assets .........................      244,947,333            254,993,063            259,775,025            253,596,024
                                            --------------         --------------         --------------         --------------

Total Assets ............................      251,794,745            258,277,877            264,999,434            257,381,545
                                            ==============         ==============         ==============         ==============

Total Liabilities .......................        5,441,098              4,595,910              5,320,890              5,765,769
                                            ==============         ==============         ==============         ==============

Shareholders equity .....................      246,353,647            253,681,967            259,678,544            251,615,776
                                            ==============         ==============         ==============         ==============

Segment Return on Equity - Annualized ...              3.7%                  0.9%                   3.4%                   1.0%
                                            ==============        ==============         ==============         ==============

CONSOLIDATED

Net premiums and fees ...................       38,037,607             39,273,729             46,277,473             51,731,083
Net investment income, including realized
     capital gains and (losses) .........       26,234,872             23,401,352             23,042,717             59,152,265
                                            --------------         --------------         --------------         --------------
Total Revenues ..........................       64,272,479             62,675,081             69,320,190            110,883,348
                                            --------------         --------------         --------------         --------------

Policyholder Benefits ...................       41,721,706             37,961,880             41,362,620             77,606,290
Expenses ................................       14,847,897             17,084,970             17,250,731             20,213,269
Financing costs .........................              --                     --                     --                     --
                                            --------------         --------------         --------------         --------------
Total benefits and expenses .............       56,569,603             55,046,850             58,613,351             97,819,559
                                            --------------         --------------         --------------         --------------

Net income (loss), before cumulative
    effect of FAS 133 ...................        7,702,876              7,628,231             10,706,839             13,063,789
Cumulative effect of FAS 133 ............               --                     --                     --                     --
                                            --------------         --------------         --------------         --------------

Net Income (Loss) .......................        7,702,876              7,628,231             10,706,839             13,063,789
                                            ==============         ==============         ==============         ==============

Invested assets, including funds withheld    1,887,581,864          1,831,995,148          1,749,135,367          1,851,929,249
                                            --------------         --------------         --------------         --------------

Total Assets ............................    2,109,173,621          2,142,821,504          2,089,176,889          2,224,686,891
                                            ==============         ==============         ==============         ==============

Policyholder benefit and interest
    sensitive contract liabilities ......    1,698,011,418          1,723,280,793          1,650,814,311          1,770,081,524
                                            --------------         --------------         --------------         --------------

Total Liabilities .......................    1,710,219,974          1,733,939,537          1,666,598,345          1,783,471,115
                                            ==============         ==============         ==============         ==============

Shareholders equity .....................      398,953,647            408,881,967            422,578,544            441,215,776
                                            ==============         ==============         ==============         ==============

Segment Return on Equity - Annualized ...              7.8%                   7.6%                  10.3%                  12.1%
                                            ==============         ==============         ==============         ==============


                                                                         DECEMBER 31, 2001
                                            ------------------------------------------------------------------------------------
                                            FIRST QUARTER          SECOND QUARTER         THIRD QUARTER           FOURTH QUARTER
                                            -------------          --------------         -------------           --------------
CORPORATE

Net investment income, including realized
     capital gains and (losses) .........       3,672,352               4,270,917              4,403,338               2,396,139
Expenses ................................       1,517,258               1,513,117              1,273,474               1,601,558
                                            -------------          --------------         --------------          --------------

Net income ..............................       2,155,093               2,757,800              3,129,864                 794,581
                                            =============          ==============         ==============          ==============

Invested assets .........................     258,975,192             261,316,480            213,182,175             156,312,422
                                            -------------          --------------         --------------          --------------

Total Assets ............................     262,947,177             270,959,673            218,103,053             170,570,456
                                            =============          ==============         ==============          ==============

Total Liabilities .......................       5,378,378              10,742,871             18,157,941              12,781,614
                                            =============          ==============         ==============          ==============

Shareholders equity .....................     257,568,799             260,216,802            199,945,112             157,788,842
                                            =============          ==============         ==============          ==============

Segment Return on Equity - Annualized ...             3.4%                    4.3%                   5.4%                    1.8%
                                            =============          ==============         ==============          ==============

CONSOLIDATED

Net premiums and fees ...................      56,646,624              66,273,633             72,326,603              75,066,079
Net investment income, including realized
     capital gains and (losses) .........      22,966,504              21,772,804             20,053,139              32,595,314
                                            -------------          --------------         --------------          --------------
Total Revenues ..........................      79,613,128              88,046,437             92,379,742             107,661,393
                                            -------------          --------------         --------------          --------------

Policyholder Benefits ...................      49,916,138              52,998,854             89,275,097              73,093,339
Expenses ................................      27,690,220              29,578,379             45,785,119              35,079,249
Financing costs .........................              --                      --                     --               1,200,000
                                            -------------          --------------         --------------          --------------
Total benefits and expenses .............      77,606,358              82,577,233            135,060,216             109,372,588
                                            -------------          --------------         --------------          --------------

Net income (loss), before cumulative
    effect of FAS 133 ...................       2,006,770               5,469,204            (42,680,474)             (1,711,195)
Cumulative effect of FAS 133 ............      (3,665,735)                     --                     --                      --
                                            -------------          --------------         --------------          --------------

Net Income (Loss) .......................      (1,658,965)              5,469,204            (42,680,474)             (1,711,195)
                                            =============          ==============         ==============          ==============

Invested assets, including funds withheld   1,815,765,195           1,844,109,166          1,927,087,675           1,913,469,798
                                            -------------          --------------         --------------          --------------

Total Assets ............................   2,199,305,625           2,235,303,562          2,333,294,474           2,310,772,590
                                            =============          ==============         ==============          ==============

Policyholder benefit and interest
    sensitive contract liabilities ......   1,732,753,428           1,741,817,416          1,843,720,675           1,741,461,830
                                            -------------          --------------         --------------          --------------

Total Liabilities .......................   1,746,136,826           1,768,286,760          1,904,649,362           1,908,583,748
                                            =============          ==============         ==============          ==============

Shareholders equity .....................     453,168,799             467,016,802            428,645,112             402,188,842
                                            =============          ==============         ==============          ==============

Segment Return on Equity - Annualized ...             1.8%                    4.8%                 -38.1%                   -1.6%
                                            =============          ==============         ==============          ==============



                                                                             DECEMBER 31, 2002
                                            ------------------------------------------------------------------------------------
                                            FIRST QUARTER         SECOND QUARTER          THIRD QUARTER           FOURTH QUARTER
                                            -------------         --------------          -------------           --------------
CORPORATE

Net investment income, including realized
     capital gains and (losses) .........       1,699,398              4,003,959              10,386,955               9,594,797
Expenses ................................       1,428,867              1,126,344               1,341,492               5,248,138
                                            -------------         --------------          --------------          --------------

Net income ..............................         270,532              2,877,615               9,045,463               4,346,658
                                            =============         ==============          ==============          ==============

Invested assets .........................     155,554,854            131,230,105              87,295,212             (15,872,115)
                                            -------------         --------------          --------------          --------------

Total Assets ............................     161,250,407            137,994,918             113,368,735             (11,221,919)
                                            =============         ==============          ==============          ==============

Total Liabilities .......................      15,698,416             18,604,634              23,926,436              10,341,370
                                            =============         ==============          ==============          ==============

Shareholders equity .....................     145,551,991            119,390,284              89,442,299             (21,563,289)
                                            =============         ==============          ==============          ==============

Segment Return on Equity - Annualized ...             0.7%                   8.7%                   34.7%                   51.2%
                                            =============         ==============          ==============          ==============

CONSOLIDATED

Net premiums and fees ...................      81,903,016             98,226,950              88,483,763              91,640,149
Net investment income, including realized
     capital gains and (losses) .........      25,858,180             21,637,536              27,146,925              21,399,501
                                            -------------         --------------          --------------          --------------
Total Revenues ..........................     107,761,196            119,864,485             115,630,688             113,039,650
                                            -------------         --------------          --------------          --------------

Policyholder Benefits ...................      76,737,951             95,391,307             109,727,180             141,922,980
Expenses ................................      19,293,910             43,714,140              21,318,944              64,128,777
Financing costs .........................       1,295,704              1,053,037               3,731,580               6,867,794
                                            -------------         --------------          --------------          --------------
Total benefits and expenses .............      97,327,566            140,158,484             134,777,704             212,919,551
                                            -------------         --------------          --------------          --------------

Net income (loss), before cumulative
    effect of FAS 133 ...................      10,433,630            (20,293,999)            (19,147,016)            (99,879,901)
Cumulative effect of FAS 133 ............              --                     --                      --                      --
                                            -------------         --------------          --------------          --------------

Net Income (Loss) .......................      10,433,630            (20,293,999)            (19,147,016)            (99,879,901)
                                            =============         ==============          ==============          ==============

Invested assets, including funds withheld   1,914,866,152          1,904,454,610           1,890,333,600           1,733,439,717
                                            -------------         --------------          --------------          --------------

Total Assets ............................   2,316,054,846          2,296,307,590           2,320,658,460           2,044,698,187
                                            =============         ==============          ==============          ==============

Policyholder benefit and interest
    sensitive contract liabilities ......   1,740,077,180          1,721,889,834           1,745,583,618           1,712,762,889
                                            -------------         --------------          --------------          --------------

Total Liabilities .......................   1,910,302,855          1,905,117,306           1,941,416,161           1,776,361,476
                                            =============         ==============          ==============          ==============

Shareholders equity .....................     405,751,991            391,190,284             379,242,299             268,336,711
                                            =============         ==============          ==============          ==============

Segment Return on Equity - Annualized ...            10.3%                 -20.4%                  -19.9%                 -123.4%
                                            =============         ==============          ==============          ==============



                                                                            DECEMBER 31, 2003
                                            --------------------------------------------------------------------------
                                            FIRST QUARTER           SECOND QUARTER     THIRD QUARTER    FOURTH QUARTER
                                            -------------           --------------     -------------    --------------
CORPORATE

Net investment income, including realized
     capital gains and (losses) .........       2,060,459               5,205,648
Expenses ................................       1,518,631               1,519,821
                                            -------------          --------------     -------------    --------------

Net income ..............................         541,828               3,685,827
                                            =============          ==============     =============    ==============

Invested assets .........................      76,740,945              29,576,558
                                            -------------          --------------     -------------    --------------

Total Assets ............................      82,205,050              32,087,049
                                            =============          ==============     =============    ==============

Total Liabilities .......................      11,587,846               9,565,313
                                            =============          ==============     =============    ==============

Shareholders equity .....................      70,617,204              22,521,736
                                            =============          ==============     =============    ==============

Segment Return on Equity - Annualized ...             3.7%                   31.7%
                                            =============          ==============     =============    ==============

CONSOLIDATED

Net premiums and fees ...................      62,756,161              61,566,499
Net investment income, including realized
     capital gains and (losses) .........      23,577,416               8,913,377
                                            -------------          --------------     -------------    --------------
Total Revenues ..........................      86,333,577              70,479,876
                                            -------------          --------------     -------------    --------------

Policyholder Benefits ...................      79,961,199              88,642,748
Expenses ................................      58,847,194              50,553,568
Financing costs .........................              --                      --
                                            -------------          --------------     -------------    --------------
Total benefits and expenses .............     138,808,393             139,196,316
                                            -------------          --------------     -------------    --------------

Net income (loss), before cumulative
    effect of FAS 133 ...................     (52,474,816)            (68,716,440)
Cumulative effect of FAS 133 ............              --                      --
                                            -------------          --------------     -------------    --------------

Net Income (Loss) .......................     (52,474,816)            (68,716,440)
                                            =============          ==============     =============    ==============

Invested assets, including funds withheld   1,318,393,177           1,070,314,907
                                            -------------          --------------     -------------    --------------

Total Assets ............................   1,572,626,895           1,278,738,994
                                            =============          ==============     =============    ==============

Policyholder benefit and interest
    sensitive contract liabilities ......   1,255,517,408           1,051,405,554
                                            -------------          --------------     -------------    --------------

Total Liabilities .......................   1,356,409,691           1,132,017,258
                                            =============          ==============     =============    ==============

Shareholders equity .....................     216,217,204             146,721,736
                                            =============          ==============     =============    ==============

Segment Return on Equity - Annualized ...           -86.6%                 -151.5%
                                            =============          ==============     =============    ==============